UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 22, 2010
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Date of Report
(Date of Earliest Event Reported)

IMAGING DIAGNOSTIC SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

5307 NW 35th TERRACE
FORT LAUDERDALE, FL 33309
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(Address of principal executive offices)

(954) 581-9800
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(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

See Item 5.02 below — “Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers —Employment and Stock Option Agreement for Executive Officers.”

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Employment and Stock Option Agreements for Executive Officers

On March 22, 2010, Imaging Diagnostic Systems, Inc. (the “Company”) entered into two-year employment agreements (the “Agreements”) and accompanying stock option agreements with Linda B. Grable, Chairman of the Board and Chief Executive Officer, (“Grable”) Allan L. Schwartz, Executive Vice President and Chief Financial Officer, (“Schwartz”) and Deborah O’Brien, Senior Vice President, (“O’Brien”).  Each Agreement is for a two-year term commencing March 22, 2010.  The Agreements provide annual base salaries of $168,000 per annum for Grable, $192,000 for Schwartz, and $138,000 for O’Brien.  Each executive officer’s option agreement provides an option to purchase 6,000,000 shares of the Company’s common stock, of which 3,000,000 shares vested and became exercisable on the effective date of the employment agreement and 3,000,000 shares shall vest and become exercisable on March 22, 2011.  The option exercise price per share is $.05, the closing price of the Company’s common stock on March 22, 2010.  Grable’s new employment agreement replaces her previous employment agreement which expires on April 15, 2010.  The employment agreements for Mr. Schwartz and Ms. O’Brien expired on March 22, 2010 and September 14, 2008, respectively.

Attached and incorporated by reference: Exhibit 10.108 Employment and Stock Option Agreement for Grable, Exhibit 10.109 Employment and Stock Option Agreement for Schwartz, and Exhibit 10.110 Employment and Stock Option Agreement for O’Brien.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

10.108	Employment Agreement and Stock Option Agreement dated March 22, 2010, between Imaging Diagnostic Systems, Inc. and Linda B. Grable, Chief Executive Officer.
10.109	Employment Agreement and Stock Option Agreement dated March 22, 2010, between Imaging Diagnostic Systems, Inc. and Allan L. Schwartz, Executive Vice President and Chief Financial Officer.
10.110	Employment Agreement and Stock Option Agreement dated March 22, 2010, between Imaging Diagnostic Systems, Inc. and Deborah O’Brien, Senior Vice-President.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING DIAGNOSTIC SYSTEMS, INC.

Dated:  March 25, 2010

/s/ Allan L. Schwartz

By: Allan L. Schwartz
Executive Vice President
Chief Financial Officer